Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Distribution declared

On January 26, 2016, the Company declared a distribution for the fourth quarter of 2015 of $0.2500 per unit, which was paid on February 12, 2016 to unitholders of record on February 5, 2016.

On April 25, 2016, the Company declared a distribution for the first quarter of 2016 of $0.2500 per unit. This cash distribution will be paid on or about May 13, 2016 to all unitholders of record as of the close of business on May 6, 2016.

Amendment to the West Polaris drilling contract
On February 8, 2016, the drilling contract for the West Polaris was amended whereby its dayrate was reduced to $490,000 per day from $653,000 per day, effective January 1, 2016. This will not have a net cash impact on the Company. Under the terms of the acquisition agreement associated with the acquisition of the Polaris business, Seadrill Polaris agreed to pay Seadrill any dayrate it receives in excess of $450 thousand per day, adjusted for daily utilization, through the remaining term, without extension, of the ExxonMobil contract.

Amendment to Credit Facilities
On April 28, 2016 the Company executed an amendment to the covenants contained in the $1,450 million Senior Secured Credit Facility, the West Polaris Facility and the $440 million Rig Financing Agreement . The amendment, among other things, amends the requirements and definitions of the equity ratio, leverage ratio, minimum-value-clauses, and minimum liquidity requirements, as described in Note 11 – Debt.